                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              VANTIVE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            THE VANTIVE CORPORATION
                              2455 AUGUSTINE DRIVE
                             SANTA CLARA, CA 95054
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 9, 1999

To the Stockholders of The Vantive Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Vantive Corporation (the "Company") will be held on Wednesday, June 9, 1999, at 1:30 p.m. at The Santa Clara TechMart at 5201 Great America Parkway, Santa Clara, California, for the following purposes:

     1. To elect five (5) members of the Board of Directors to hold office until the 2000 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

     2. To vote upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1999.

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on April 30, 1999 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal office of The Vantive Corporation.

                                          By Order of the Board of Directors

                                          DAVID R. SCHELLHASE
                                          Vice President & General Counsel
                                          And Assistant Secretary

Santa Clara, California
May 3, 1999

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS PROXY AND VOTE IN PERSON AT THE MEETING.

                            THE VANTIVE CORPORATION
                              2455 AUGUSTINE DRIVE
                             SANTA CLARA, CA 95054
                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 3, 1999

     The accompanying proxy is solicited by the Board of Directors of The Vantive Corporation, a Delaware corporation (the "Company"), for use at the 1999 Annual Meeting of Stockholders to be held June 9, 1999, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is May 3, 1999, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                              GENERAL INFORMATION

     Annual Report. An annual report on form 10-K for the year ended December 31, 1998, is enclosed with this Proxy Statement.

     Voting Securities. Only stockholders of record as of the close of business on April 30, 1999 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 26,658,297 shares of Common Stock of the Company, par value $0.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

     Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail and through its regular employees, the Company may request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 5, 1999, with respect to the beneficial ownership of the Company's Common Stock by (i) each director and director-nominee of the Company, (ii) the Chief Executive Officer, the four other highest compensated executive officers of the Company whose salary and bonus for the year ended December 31, 1998 exceeded $100,000,
(iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own more than 5% of the Company's Common Stock.

                                                                   SHARES OWNED(1)
                                                              --------------------------
                                                              NUMBER OF     PERCENTAGE
           NAME AND ADDRESS OF BENEFICIAL OWNERS               SHARES        OF CLASS
           -------------------------------------              ---------    -------------
DIRECTORS AND EXECUTIVE OFFICERS
John R. Luongo(2)...........................................  1,584,500         5.9
William H. Davidow(3).......................................    149,995           *
  c/o Mohr, Davidow Ventures
  2775 Sand Hill Road
  Suite 240
  Menlo Park, CA 94025
Peter A. Roshko(4)..........................................     40,873           *
  c/o Granite Investments
  735 Montgomery Street, Suite 400
  San Francisco, CA 94111
Raymond L. Ocampo Jr.(5)....................................          0           *
  c/o The Vantive Corporation
  2525 Augustine Drive
  Santa Clara, CA 95054
Patti S. Manuel(6)..........................................      4,375           *
  c/o The Vantive Corporation
  2525 Augustine Drive
  Santa Clara, CA 95054
Thomas L. Thomas(7).........................................      3,750           *
  c/o The Vantive Corporation
  2525 Augustine Drive
  Santa Clara, CA 95054
John M. Jack(8).............................................    294,432         1.1
Leonard J. LeBlanc(9).......................................    300,000         1.1
Phillip M. Dunkelberger(10).................................    375,000         1.4
Donna Allen Taylor(11)......................................     50,367           *
Garry Hallee(12)............................................                      *
All directors and executive officers as a group (15
  persons)(13)..............................................  3,211,554        12.1
5% STOCKHOLDERS
Capital Research and Management Company(14).................  3,109,160        11.9
  333 South Hope Street
  Los Angeles, CA 90071

---------------
  *  Represents less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or become exercisable within 60 days following March 5, 1999, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. All options held by the individuals named in the table are immediately exercisable, subject to a right of repurchase in favor of the Company for all exercised unvested shares. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated in the table, the individuals named in the table may be contacted c/o The Vantive Corporation, 2455 Augustine Drive, Santa Clara, CA 95054.

 (2) Mr. Luongo was Chief Executive Officer and Chairman of the Board of Directors of the Company until April 1999. Includes 300,000 shares subject to options exercisable within 60 days of March 5, 1999. Of the shares indicated as owned by Mr. Luongo, 176,136 shares were subject to a right of repurchase in favor of the Company as of March 5, 1999.

 (3) Mr. Davidow is a director of the Company. Includes 149,995 shares held by The Davidow Family Trust dated 7/26/91 of which Mr. Davidow is a trustee. Mr. Davidow disclaims beneficial ownership of all such shares.

 (4) Mr. Roshko is a director of the Company. Includes 22,500 shares subject to options exercisable within 60 days of March 5, 1999.

 (5) Mr. Ocampo is a director of the Company.

 (6) Ms. Manuel is a director of the Company. Includes 4,375 shares subject to options exercisable within 60 days of March 5, 1999.

 (7) Mr. Thomas is a director of the Company and became Chief Executive Officer and Chairman of the Board of Directors in April 1999. Includes 3,750 shares subject to options exercisable within 60 days of March 5, 1999.

 (8) Mr. Jack was Chief Operating Officer of the Company until January 1999. Includes 291,000 shares subject to options exercisable within 60 days of March 5, 1999. Of the shares indicated as owned by Mr. Jack, 58,250 shares were subject to a right of repurchase in favor of the Company as of March 5, 1999.

 (9) Mr. LeBlanc is Executive Vice President, Chief Financial Officer and Secretary of the Company. Includes 300,000 shares subject to options exercisable within 60 days of March 5, 1999. Of the shares indicated as owned by Mr. LeBlanc, 266,667 shares were subject to a right of repurchase in favor of the Company as of March 5, 1999.

(10) Mr. Dunkelberger is President and Chief Operating Officer of the Company. Represents 375,000 shares subject to options exercisable within 60 days of March 5, 1999. Of the shares indicated as owned by Mr. Dunkelberger, 315,624 shares were subject to a right of repurchase in favor of the Company as of March 5, 1999.

(11) Ms. Taylor is Vice President of Human Resources of the Company. Includes 49,500 shares subject to options exercisable within 60 days of March 5, 1999. Of the shares indicated as owned by Ms. Taylor, 26,719 shares were subject to a right of repurchase in favor of the Company as of March 5, 1999.

(12) Mr. Hallee was Executive Vice President of Engineering of the Company until September 1998.

(13) See Notes (2) through (12). Includes 1,695,465 shares subject to options exercisable within 60 days of March 5, 1999. Of the shares indicated as owned by these stockholders, 1,032,632 shares are subject to a right of repurchase in favor of the Company as of March 5, 1999.

(14) Reflects the ownership of Capital Research and Management Company ("Capital") as of December 31, 1998. Capital, an investment adviser registered under Section 203 the Investment Advisers Act of 1940, is deemed to be the beneficial owner of shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital disclaims beneficial ownership of such shares.

                             ELECTION OF DIRECTORS

     Five (5) directors, constituting the Company's full Board, are to be elected at the Annual Meeting. If elected, the nominees will serve as directors until the Company's Annual Meeting of Stockholders in 2000, and until their successors are elected and qualified.

     Management's nominees for election to the Board of Directors and certain information with respect to their age and background are set forth below. Management knows of no reason why any nominee should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the proxies will be voted for such substitute nominees as management may designate.

     If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

                                                                                          DIRECTOR
                   NAME                          POSITION WITH THE COMPANY         AGE     SINCE
                   ----                          -------------------------         ---    --------
Thomas L. Thomas...........................  Chairman of the Board of Directors    50       1998
                                             and Chief Executive Officer
William H. Davidow.........................  Director                              64       1991
Peter A. Roshko............................  Director                              40       1991
Raymond L. Ocampo Jr. .....................  Director                              46       1997
Patti S. Manuel............................  Director                              43       1998

     Thomas L. Thomas has served as Chairman of the Board of Directors and Chief Executive Officer of Vantive since April 1999 and as a director of Vantive since October 1998. He served as Senior Vice President, Global Information Systems and Chief Information Officer of 3Com Corporation from August 1996 until April of 1999. From September 1995 to July 1996 he was Vice President, Global Information Systems and Chief Information Officer of 3Com. From 1993 to 1995 he was Vice President and Chief Information Officer of Dell Computer Corporation. From 1987 to 1993 he was Vice President of Management Information Systems at Kraft General Foods. He is also a director of ATL Products, Inc.

     William H. Davidow has served as a director of the Company since July 1991. He has been a General Partner at Mohr, Davidow Ventures since May 1985. From 1973 to 1985, he held a number of management positions at Intel Corporation, including Senior Vice President of Marketing and Sales. He also serves as Chairman of the Board of Rambus, Inc. and is a director of Power Integrations, Inc. and several private companies.

     Peter A. Roshko has served as a director of the Company since July 1991. Mr. Roshko co-founded and has been a co-manager of Granite Investments, an investment company, since August 1995, and is also co-founder and has been co-manager of Boulder Ventures, a venture capital firm, since January 1999. From December 1993 to August 1995, Mr. Roshko was a General Partner at Cottonwood Ventures, a venture capital firm. From June 1993 to December 1993, Mr. Roshko was an independent investor and consultant in the venture capital industry. Mr. Roshko was a General Partner at Mohr, Davidow Ventures from March 1987 to June 1993.

     Raymond L. Ocampo Jr. has served as a director of the Company since January 1997. He is the Executive Director of the Berkeley Center for Law & Technology. He served in several capacities with Oracle Corporation from July 1986 to November 1996, primarily as its Senior Vice President, General Counsel and Corporate Secretary. He is a member of the board of directors of KQED, a Bay Area public radio and television affiliate, and several other nonprofit organizations and private companies.

     Patti S. Manuel has served as a director of Vantive since August 1998. She was President and Chief Operating Officer of the Long Distance Division of Sprint Corporation from February 1998 to March 1999. She also served as President of Sprint Business, a division of Sprint, from May 1997 to March 1999. She was President of Sales and Marketing for Sprint Business from 1994 to 1997. She is also a director of Earthlink Network, Inc.

BOARD MEETINGS

     During 1998, the Board held fifteen meetings and acted two times by unanimous consent. No incumbent director attended fewer than 75% of such meetings of the Board and the Committees on which he serves.

     The Company has an Audit Committee, a Compensation Committee and Nominating Committee.

     The Audit Committee's function is to review with the Company's independent accountants and management, the annual financial statements and independent accountants' opinion, review the scope and results of the examination of the Company's financial statements by the independent accountants, approve all professional services and related fees performed by the independent accountants, recommend the retention of the independent accountants to the Board, subject to ratification by the stockholders, and periodically review the Company's accounting policies and internal accounting and financial controls. At the end of 1998, the members of the Audit Committee were Messrs. Davidow and Ocampo and Ms. Manuel. During 1998, the Audit Committee held four meetings.

     The Compensation Committee's function is to review and establish salary levels for executive officers, including the Chief Executive Officer, and certain other management employees and to grant stock options. The members of the Compensation Committee during 1998 were Messrs. Roshko, Ocampo and Thomas and during 1999 are Messrs. Roshko and Ocampo. During 1998, the Compensation Committee held four meetings and acted one time by unanimous consent. For additional information concerning the Compensation Committee, see "Compensation Committee Report On Executive Compensation."

     The Nominating Committee's function is to select new members to fill vacancies on the Board occurring between stockholder meetings and to determine which candidates will be presented to the stockholders as nominees for election, subject to approval by the Board. During 1998, the members of the Nominating Committee were Messrs. Davidow and Luongo. During 1998, the Nominating Committee did not meet.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as of December 31, 1998, as well as one person who was not serving as an executive officer as of December 31, 1998, whose total salary and bonus for 1998 exceeded $100,000, for services in all capacities to the Company, during 1998, 1997 and 1996:

                           SUMMARY COMPENSATION TABLE

                                                                 LONG TERM
                                                                COMPENSATION
                                                                ------------
                                                                   AWARDS
                                                                  OPTIONS
                                    ANNUAL COMPENSATION         (SECURITIES
                                ----------------------------     UNDERLYING        ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR     SALARY     BONUS(1)      SHARES)         COMPENSATION
 ---------------------------    ----    --------    --------    ------------      ------------
John R. Luongo(2).............  1998    $350,000    $      0      160,000(3)
  Former Chief Executive        1997    $290,114    $      0       60,000
  Officer                       1996    $180,452    $      0      100,000           $25,000(4)
John M. Jack(5)...............  1998    $150,000    $ 72,000      214,000(6)
  Former Chief Operating        1997    $130,000    $255,562       60,000
  Officer                       1996    $130,000    $328,161       34,000                 0
Phillip M. Dunkelberger(7)....  1998    $263,718    $210,000      650,000(8)              0
  President and Chief
  Operating Officer
Leonard J. LeBlanc(9).........  1998    $148,558    $ 50,000      600,000(10)
  Executive Vice President,
  Chief Financial Officer and
  Secretary
Garry Hallee(11)..............  1998    $144,737    $ 51,750      158,000(12)
  Former Executive Vice         1997    $150,000    $ 57,300       63,500
  President of Research and     1996    $ 25,577    $ 12,500      100,000
  Development
Donna Allen Taylor(13)........  1998    $135,958    $ 47,750       80,000(14)
  Vice President of Human
  Resources

---------------
 (1) Amounts reflect bonuses earned during the fiscal year noted.

 (2) Mr. Luongo resigned as an executive officer of the Company in April 1999.

 (3) Represents options for 160,000 shares granted in 1998 in consideration for the cancellation of options for an identical number of shares granted in 1996 and 1997. In September 1998, Mr. Luongo voluntarily canceled an option for 60,000 of the 160,000 shares granted in 1998.

 (4) Represents extraordinary expense reimbursements.

 (5) Mr. Jack resigned as an executive officer of the Company in January of 1999.

 (6) Includes options for 184,000 shares granted in 1998 in consideration for the cancellation of options for an identical number of shares granted in 1996, 1997 and 1998.

 (7) Mr. Dunkelberger joined the Company in March 1998.

 (8) Includes options for 400,000 shares granted in 1998 in consideration for the cancellation of options for an identical number of shares granted in 1998.

 (9) Mr. LeBlanc joined the Company in August 1998.

(10) Includes options for 300,000 shares granted in 1998 in consideration for the cancellation of options for an identical number of shares granted in 1998.

(11) Mr. Hallee resigned as an executive officer of the Company in September 1998. He had served as Executive Vice President, Research and Development since October 1996.

(12) Includes options for 157,000 shares granted in 1998 in consideration for the cancellation of options for an identical number of shares granted in 1997 and 1998.

(13) Ms. Taylor became an executive officer of the Company during September
     1998.

(14) Includes options for 79,000 shares granted in 1998 in consideration for the cancellation of options for an identical number of shares granted in 1998.

     The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during 1998 to the persons named in the Summary Compensation Table:

                             OPTION GRANTS IN 1998

                                         % OF TOTAL
                          NUMBER OF       OPTIONS                              POTENTIAL REALIZABLE VALUE
                         SECURITIES       GRANTED                              AT ASSUMED ANNUAL RATES OF
                         UNDERLYING          TO                                 STOCK PRICE APPRECIATION
                           OPTIONS       EMPLOYEES    EXERCISE                     FOR OPTION TERM(1)
                           GRANTED       IN FISCAL      PRICE     EXPIRATION   ---------------------------
         NAME            (SHARES)(2)        YEAR      ($/SH)(2)      DATE         5%($)          10%($)
         ----            -----------     ----------   ---------   ----------   ------------   ------------
John R. Luongo.........     60,000(3)          *       $13.25       7/24/08     $  499,971     $1,267,025
                           100,000(3)       1.03%      $ 7.31      10/30/08     $  459,879     $1,165,424
John M. Jack...........     30,000             *       $13.25       7/24/08     $  249,986     $  633,513
                            60,000(4)          *       $13.25       7/24/08     $  499,971     $1,267,025
                            60,000(4)          *       $ 7.31      10/30/08     $  275,928     $  699,255
                            30,000(4)          *       $ 7.31      10/30/08     $  137,964     $  349,627
                            34,000(4)          *       $ 7.31      10/30/08     $  156,359     $  396,244
Phillip Dunkelberger...    150,000          1.55%      $26.00       3/18/08     $2,452,689     $6,215,596
                           150,000(5)       1.55%      $13.25       7/24/08     $1,249,928     $3,167,563
                           100,000          1.03%      $10.37        8/4/08     $  652,478     $1,653,508
                           100,000(5)       1.03%      $ 7.31      10/30/08     $  459,879     $1,165,424
                           150,000(5)       1.55%      $ 7.31      10/30/08     $  689,819     $1,748,136
Leonard J. LeBlanc.....    200,000          2.06%      $10.62       8/10/08     $1,336,401     $3,386,703
                           100,000          1.03%      $ 8.12       9/18/08     $  510,977     $1,294,916
                           200,000(6)       2.06%      $ 7.31      10/30/08     $  919,758     $2,330,848
                           100,000(6)       1.03%      $ 7.31      10/30/08     $  459,879     $1,165,424
Garry Hallee...........      1,000             *       $24.56       2/18/08     $   15,447     $   39,146
                             1,000(7)          *       $13.25       7/24/08     $    8,333     $   21,117
                             1,000(7)          *       $13.25       7/24/08     $    8,333     $   21,117
                            15,000(7)          *       $13.25       7/24/08     $  124,993     $  316,756
                            37,500(7)          *       $13.25       7/24/08     $  312,482     $  791,891
                             1,500(7)          *       $13.25       7/24/08     $   12,499     $   31,676
                             1,000(7)          *       $13.25       7/24/08     $    8,333     $   21,117
                           100,000(7)       1.03%      $13.25       7/24/08     $  833,285     $2,111,709
Donna Allen Taylor.....      1,000             *       $24.56       2/18/08     $   15,447     $   39,146
                             1,000(8)          *       $13.25       7/24/08     $    8,333     $   21,117
                             1,000(8)          *       $13.25       7/24/08     $    8,333     $   21,117
                             1,000(8)          *       $13.25       7/24/08     $    8,333     $   21,117
                             7,500(8)          *       $13.25       7/24/08     $   62,496     $  158,378
                             1,000(8)          *       $13.25       7/24/08     $    8,333     $   21,117
                            28,000(8)          *       $13.25       7/24/08     $  233,320     $  591,278
                             1,000(8)          *       $ 7.31      10/30/08     $    4,599     $   11,654
                            28,000(8)          *       $ 7.31      10/30/08     $  128,766     $  326,319
                             1,000(8)          *       $ 7.31      10/30/08     $    4,599     $   11,654
                             7,500(8)          *       $ 7.31      10/30/08     $   34,491     $   87,407
                             1,000(8)          *       $ 7.31      10/30/08     $    4,599     $   11,654
                             1,000(8)          *       $ 7.31      10/30/08     $    4,599     $   11,654

---------------
* Less than 1%.

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. This table does not take into account any appreciation in the price of the Common Stock to date.

(2) All options granted in 1998 were granted under the Company's 1991 Stock Option Plan (the "Option Plan"). Under such Option Plan, the Board of Directors retains discretion to modify the terms, including the price, of outstanding options. Options granted under the Option Plan are immediately exercisable, subject to a right of repurchase in favor of the Company for all exercised unvested shares. All options were granted at fair market value as determined by the Board of Directors of the Company on the date of grant. See also "Management -- Change in Control Arrangements."

(3) Represents options granted in consideration for the cancellation of options for identical numbers of shares granted in 1996 and 1997.

(4) Represents options granted in consideration for the cancellation of options for identical numbers of shares granted in 1996, 1997 and 1998.

(5) Represents options granted in consideration for the cancellation of options for identical numbers of shares granted in 1998.

(6) Represents options granted in consideration for the cancellation of options for identical numbers of shares granted in 1998.

(7) Represents options granted in consideration for the cancellation of options for identical numbers of shares granted in 1997 and 1998.

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock in 1998, and unexercised options held as of December 31, 1998, by the persons named in the Summary Compensation Table:

                       AGGREGATE OPTION EXERCISES IN 1998
                           AND YEAR-END OPTION VALUES

                                                                                         IN-THE-MONEY OPTIONS AT
                                                            NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES                        OPTIONS AT 12/31/98               12/31/98(1)
                              ACQUIRED        VALUE      ---------------------------   ---------------------------
           NAME              ON EXERCISE   REALIZED(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   -----------   -----------   -------------   -----------   -------------
John R. Luongo.............        --              --       50,000        100,000      $  325,000      $ 68,750
John M. Jack...............    40,000      $1,140,000      167,000        291,000      $1,082,500      $200,063
Leonard J. LeBlanc.........        --              --           --        300,000              --      $206,250
Phillip M. Dunkelberger....        --              --           --        250,000              --      $171,875
Garry Hallee...............     7,500      $   64,687           --             --              --            --
Donna Allen Taylor.........        --              --           --         39,500              --      $ 27,156

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at December 31, 1998 of $8.00 per share, as reported by the NASDAQ National Market, minus the aggregate exercise price.

(2) "Value Realized" represents the fair market value of the underlying securities on the exercise date minus the aggregate exercise price of such options.

CHANGE IN CONTROL ARRANGEMENTS

     The Option Plan provides that, in the event of (i) a sale or exchange by the stockholders of all or substantially all of the Company's voting stock or certain mergers or consolidations to which the Company is a party in which the stockholders of the Company do not retain beneficial ownership of at least a majority of the voting stock of the Company or its successor, (ii) the sale, exchange or transfer of all or substantially all of the assets of the Company other than to one or more subsidiary corporations, or (iii) a liquidation or dissolution of the Company, the Board of Directors of the Company may provide for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the Option Plan.

     In December 1998, the Board of Directors adopted an Executive Retention and Severance Plan (the "Retention Plan") in order to properly align the interests of the executives with those of the Company's stockholders in the event of a change in control transaction. The Retention Plan calls for each member of the Company's executive committee who is terminated upon any change in control to receive certain payments and accelerated vesting of stock options. At such termination upon a change in control and subject to certain conditions, the Company's chief executive officer will receive credit for three years additional service for option vesting purposes and payment of two year's base salary and an amount equal to his prior year's bonus, each executive vice president will receive credit for three years additional service for option vesting purposes and payment of two year's base salary and an amount equal to 50% of his prior year's bonus and each other member of the executive committee will receive credit for two years additional service for option vesting purposes and payment of one year's base salary and an amount equal to 50% of his prior year's bonus.

DIRECTOR COMPENSATION

     Directors receive $1,500 per month for their services as members of the Board of Directors, $5,000 annually for each Board committee assignment, and they are reimbursed for their expenses in attending Board and committee meetings. In addition, each director who is not a member of management will receive stock options to purchase 10,000 shares of Common Stock pursuant to the 1995 Outside Directors Stock Option Plan (the "Directors Plan") upon the anniversary of the initial grant to such director under the Directors Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% stockholders were complied with during 1998 except that the following statements were filed late: (a) one initial statement of beneficial ownership and one statement of change in beneficial ownership reporting two transactions for Mary Egan Lorigan; (b) three statements of changes in beneficial ownership reporting two transactions for Marie Alexander; and (c) one initial statement of beneficial ownership for Leonard LeBlanc.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     In 1998, the Compensation Committee (the "Committee") was comprised of Messrs. Roshko, Ocampo and Thomas. During 1998, each of these individuals was a non-employee member of the Company's Board of Directors. The Committee is responsible for setting and administering policies governing compensation of executive officers. For all executive officers, the Committee reviews the performance and compensation levels, including option grants under the Company's 1991 Stock Option Plan.

COMPENSATION POLICIES GENERALLY.

     The goals of the Company's executive officer compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align executive officer compensation with the Company's performance and to motivate executive officers to achieve the Company's business objectives. The Company uses salary, executive officer bonuses and stock options to achieve these goals. The Committee reviews compensation surveys and other data to enable the Committee to compare the Company's compensation package with that of similarly-sized high technology companies in the Company's geographic area.

     SALARY. Base salaries of executive officers are reviewed annually by the Committee, and adjustments are made, based on individual executive officer performance, scope of responsibilities and levels paid by similarly-sized high technology companies in the Company's geographic area.

     BONUSES. The Compensation Committee believes that cash performance-based compensation incentives build stockholder value and align the interests of executive officers with the stockholders. In 1998, each of the Company's executive officers developed goals and objectives for the year in consultation with the Chief Executive Officer. The Chief Executive Officer recommended a cash bonus compensation structure for each such executive officer based on the individual's overall performance, attainment of the predetermined financial and other goals and the Company's performance.

     STOCK OPTIONS. The Committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. The size of an initial option grant to an executive officer has generally been determined with reference to similarly-sized high technology companies in the Company's geographic area for similar positions, the responsibilities and future contributions of the executive officer, as well as recruitment considerations. For subsequent option grants, options have been granted to each executive officer on a quarterly basis primarily based on attainment of predetermined financial and other goals.

     In addition, the Company has entered into agreements with each executive officer that provide for certain acceleration of options vesting and cash payments in the event of termination upon a change in control. The Committee believes the agreements are appropriate because they would allow these executive officers to implement a change in control without being distracted by concerns for the loss of their personal livelihood. This would provide the Company the strongest possible negotiating team and help the Company to make a successful transition. See "Change in Control Arrangements."

CHIEF EXECUTIVE OFFICER COMPENSATION.

     The Compensation Committee annually reviews the performance and compensation of the Chief Executive Officer. Mr. Luongo served as the Company's President, Chief Executive Officer and director of since June 1993 and has served as its Chairman of the Board of Directors and Chief Executive Officer from January 1999 through April 1999. The compensation of Mr. Luongo was based upon the same criteria outlined above for the other executive officers of the Company. In 1998, Mr. Luongo was given a salary increase of approximately 17% from his 1997 base salary, which was intended to adjust Mr. Luongo's base salary to be more in line with industry norms. In 1998, the Committee awarded Mr. Luongo with a bonus in the form of options to purchase 60,000 shares of the Company's common stock to strengthen the alignment of the interests of Mr. Luongo with its stockholders. During 1998, Mr. Luongo returned a stock option grant of 60,000 to the Company in November 1998 and such grants were cancelled.

     Upon a change in control, Mr. Luongo was entitled to an acceleration by three (3) years of the vesting of then exercisable stock options previously granted to Mr. Luongo under the Company's stock option plan and certain cash payments. The Committee believes the agreement is appropriate for the reasons stated above. See "Termination and Change of Control Agreements."

                                          COMPENSATION COMMITTEE

                                          Peter Roshko
                                          Raymond L. Ocampo Jr.
                                          Thomas L. Thomas

            REPORT OF THE COMPENSATION COMMITTEE ON REPRICED OPTIONS

     In July 1998, the Compensation Committee of the Board of Directors granted employees the right to exchange certain outstanding stock options for option grants with an exercise price of $13.25 per share (the fair market value on July 24, 1998), provided that such employees made the election to exchange by that date. Each repriced option retained its original vesting schedule, however, option holders who exchanged their options were generally not permitted to exercise any exchanged options for a six-month period beginning on the effective date of the exchange.

     In October 1998 the Compensation Committee of Board of Directors granted employees the right to exchange certain outstanding stock options for option grants with an exercise price of $7.3125 per share (the fair market value on October 30, 1998), provided that such employees made the election to exchange by that date. Each repriced option retained its original vesting schedule, however option holders who exchanged their options were generally not permitted to exercise any exchanged options for a six-month period beginning on the effective date of the exchange. 5,849,831 options for shares were exchanged under the program.

     The objective of the Company's stock option plans (the "Option Plans") is to promote the interests of the Company by providing employees an incentive to acquire a proprietary interest in the Company and to continue to render services to the Company. The Compensation Committee further believes that, at their original exercise prices, the disparity between the exercise price of these options and recent market prices for the Common Stock did not provide meaningful incentives to the officers and employees holding the options. The Committee concluded that such option grants seriously undermined the specific objectives of the Option Plans and should be canceled and replaced. A review of other companies in the software industry indicates that some of these companies have been confronted with this problem and have made similar adjustments in option prices to motivate their employees. In making this decision, the Committee also considered the fairness of such a determination in relation to other stockholders. In the opinion of the Committee, the stockholders' long-term best interests were clearly served by the retention and motivation of the optionees.

     The following table provides the specified information concerning all repricing of options to purchase the Company's Common Stock held by any executive officer of the Company since August 1995, the date of the Company's initial public offering.

                           TEN-YEAR OPTION REPRICINGS

                                                                                              LENGTH OF
                                             NUMBER OF     MARKET                             ORIGINAL
                                             SECURITIES   PRICE OF    EXERCISE               OPTION TERM
                                             UNDERLYING   STOCK AT    PRICE AT      NEW       REMAINING
                                              OPTIONS      TIME OF     TIME OF    EXERCISE   AT DATE OF
       NAME AND POSITION            DATE      REPRICED    REPRICING   REPRICING    PRICE      REPRICING
       -----------------          --------   ----------   ---------   ---------   --------   -----------
1) Marie Alexander..............   7/24/98      2,600     $13.2500    $32.2500    $13.2500    99 months
Vice President of Client           7/24/98      1,000     $13.2500    $25.0000    $13.2500   100 months
Services                           7/24/98      1,000     $13.2500    $26.3750    $13.2500   104 months
                                   7/24/98      1,000     $13.2500    $25.2500    $13.2500   108 months
                                   7/24/98      1,000     $13.2500    $24.5625    $13.2500   112 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98      3,000     $ 7.3125    $12.7500    $ 7.3125    93 months
                                  10/30/98      2,600     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98     15,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98        650     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98        650     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98        650     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98     20,000     $ 7.3125    $10.3750    $ 7.3125   117 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months

                                                                                              LENGTH OF
                                             NUMBER OF     MARKET                             ORIGINAL
                                             SECURITIES   PRICE OF    EXERCISE               OPTION TERM
                                             UNDERLYING   STOCK AT    PRICE AT      NEW       REMAINING
                                              OPTIONS      TIME OF     TIME OF    EXERCISE   AT DATE OF
       NAME AND POSITION            DATE      REPRICED    REPRICING   REPRICING    PRICE      REPRICING
       -----------------          --------   ----------   ---------   ---------   --------   -----------
2) Phillip M. Dunkelberger......   7/24/98    150,000     $13.2500    $26.0000    $13.2500   112 months
President and Chief               10/30/98    100,000     $ 7.3125    $10.3750    $ 7.3125   117 months
Operating Officer                 10/30/98    150,000     $ 7.3125    $13.2500    $ 7.3125   117 months

3) Garry Hallee.................   7/24/98    100,000     $13.2500    $33.0000    $13.2500    99 months
Former Executive Vice              7/24/98      1,500     $13.2500    $22.2500    $13.2500   104 months
President of Research and          7/24/98     15,000     $13.2500    $22.2500    $13.2500   104 months
Development                        7/24/98      1,000     $13.2500    $26.3750    $13.2500   107 months
                                   7/24/98      1,000     $13.2500    $25.2500    $13.2500   111 months
                                   7/24/98     37,500     $13.2500    $21.3750    $13.2500   111 months
                                   7/24/98      1,000     $13.2500    $24.5625    $13.2500   115 months

4) John M. Jack.................   7/24/98     60,000     $13.2500    $22.5000    $13.2500   104 months
Former Chief Operating            10/30/98     60,000     $ 7.3125    $13.2500    $ 7.3125   117 months
Officer                           10/30/98     30,000     $ 7.3125    $22.5000    $ 7.3125   117 months
                                  10/30/98     34,000     $ 7.3125    $12.7500    $ 7.3125    93 months

5) Leonard J. LeBlanc...........  10/30/98    200,000     $ 7.3125    $10.6250    $ 7.3125   117 months
Executive Vice                    10/30/98    100,000     $ 7.3125    $ 8.1250    $ 7.3125   119 months
President, Chief Financial
Officer and Secretary

6) Michael M. Loo...............   7/24/98      2,600     $13.2500    $32.2500    $13.2500   102 months
Vice President, Finance            7/24/98      1,000     $13.2500    $24.5625    $13.2500   115 months
                                   7/24/98      1,500     $13.2500    $22.2500    $13.2500   104 months
                                   7/24/98     24,000     $13.2500    $21.3750    $13.2500   112 months
                                   7/24/98      1,000     $13.2500    $25.2500    $13.2500   111 months
                                   7/24/98      1,000     $13.2500    $26.3750    $13.2500   107 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98        650     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98     20,000     $ 7.3125    $10.3750    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98        650     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98        650     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98     24,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98      1,500     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,300     $ 7.3125    $11.5625    $ 7.3125    86 months
                                  10/30/98     16,190     $ 7.3125    $12.7500    $ 7.3125    93 months
                                  10/30/98      2,600     $ 7.3125    $13.2500    $ 7.3125   117 months

7) John R. Luongo...............   7/24/98     60,000     $13.2500    $22.5000    $13.2500   104 months
Former Chief Executive            10/30/98    100,000     $ 7.3125    $11.7500    $ 7.3125    89 months
Officer

8) David R. Schellhase..........   7/24/98      1,000     $13.2500    $25.2500    $13.2500   111 months
Vice President & General           7/24/98      1,000     $13.2500    $24.5625    $13.2500   115 months
Counsel                            7/24/98     15,000     $13.2500    $30.9375    $13.2500   109 months
                                   7/24/98     15,000     $13.2500    $24.5625    $13.2500   115 months
                                  10/30/98     15,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98     20,000     $ 7.3125    $10.3750    $ 7.3125   117 months
                                  10/30/98     15,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months

                                                                                              LENGTH OF
                                             NUMBER OF     MARKET                             ORIGINAL
                                             SECURITIES   PRICE OF    EXERCISE               OPTION TERM
                                             UNDERLYING   STOCK AT    PRICE AT      NEW       REMAINING
                                              OPTIONS      TIME OF     TIME OF    EXERCISE   AT DATE OF
       NAME AND POSITION            DATE      REPRICED    REPRICING   REPRICING    PRICE      REPRICING
       -----------------          --------   ----------   ---------   ---------   --------   -----------
9) Donna Allen Taylor...........   7/24/98      1,000     $13.2500    $25.0000    $13.2500   103 months
Vice President of Human            7/24/98      1,000     $13.2500    $26.3750    $13.2500   107 months
Resources                          7/24/98      1,000     $13.2500    $25.2500    $13.2500   111 months
                                   7/24/98      7,500     $13.2500    $21.3750    $13.2500   112 months
                                   7/24/98      1,000     $13.2500    $24.5625    $13.2500   115 months
                                   7/24/98     28,000     $13.2500    $26.0000    $13.2500    98 months
                                  10/30/98     28,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      7,500     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months
                                  10/30/98      1,000     $ 7.3125    $13.2500    $ 7.3125   117 months

                                          COMPENSATION COMMITTEE

                                          Peter Roshko
                                          Raymond L. Ocampo Jr.
                                          Thomas L. Thomas

                        COMPARISON OF STOCKHOLDER RETURN

     Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market Index (U.S. companies only) and the NASDAQ Computer & Data Processing Stocks Index for the period commencing on August 15, 1995, the first day of trading following the date of the Company's initial public offering, and ending on December 31, 1999.

                COMPARISON OF 40 MONTH CUMULATIVE TOTAL RETURN*
           AMONG VANTIVE CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                                                                               NASDAQ STOCK MARKET          NASDAQ COMPUTER &
                                                 THE VANTIVE CORPORATION             (U.S.)                  DATA PROCESSING
                                                 -----------------------       -------------------          -----------------
8/15/95                                                    100                         100                         100
12/95                                                      145                         104                         104
12/96                                                      403                         128                         129
12/97                                                      326                         157                         158
12/98                                                      103                         221                         283

---------------
* $100 INVESTED ON 8/15/95 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected Arthur Andersen LLP as independent accountants to audit the financial statements of the Company for the year ending December 31, 1999. Arthur Andersen LLP has acted as the Company's independent auditors since the Company's inception. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     The Company's bylaws require advance notice of any stockholder proposals to be brought before a stockholders' meeting. Under the bylaws, in order for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal to be presented at an annual meeting must be received at the Company's principal executive offices not less than 120 calendar days in advance of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     Accordingly, proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company at 2525 Augustine Drive, Santa Clara, CA 95054 no later than January 3, 2000. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          DAVID R. SCHELLHASE
                                          Vice President and General Counsel
                                          and Assistant Secretary

May 3, 1999

PROXY CARD


Front

THE VANTIVE CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

Solicited by the Board of Directors

The undersigned hereby appoints Thomas L. Thomas, Leonard J. LeBlanc, and David
R. Schellhase and each of them, with full power of substitution, to represent the undersigned and to vote all the shares of stock of The Vantive Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Corporation's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The Annual Meeting of Stockholders of the Corporation will be held on June 9, 1999, at 1:30 p.m., local time, at the Santa Clara TechMart, 5201 Great America Parkway, Santa Clara, California 95054.

The undersigned hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement and (3) Annual Report on Form 10-K of the Company for the year ended December 31, 1998.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

(Continued and to be signed on the reverse side.)



Back
The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3.

1.  Election of the following directors --
        Nominees:  Thomas L. Thomas, William H. Davidow, Peter A. Roshko,
                   Raymond L. Ocampo Jr. and Patti S. Manuel.

For ___
Against ___

For all except nominees written in below: __________________

2. To ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for the year ending December 31, 1999.

For ___
Against ___
Abstain ___

Check here for address change and note at right ______________________________

Check here if you plan to attend the annual meeting ___

Dated ___________, 1999

Signature(s)   __________________________________
               __________________________________

Sign exactly as your name appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or a Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title.

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                             THE VANTIVE CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                       SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas L. Thomas, Leonard J. LeBlanc, and David
R. Schellhase and each of them, with full power of substitution, to represent the undersigned and to vote all the shares of stock of The Vantive Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Corporation's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

The Annual Meeting of Stockholders of the Corporation will be held on June 9, 1999, at 1:30 p.m., local time, at the Santa Clara TechMart, 5201 Great America Parkway, Santa Clara, California 95054.

The undersigned hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement and (3) Annual Report on Form 10-K of the Company for the year ended December 31, 1998.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                (Continued and to be signed on the reverse side.)

                              FOLD AND DETACH HERE

                            THE VANTIVE CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3.

1.       Election of the following directors --
         Nominees: Thomas L. Thomas, William H. Davidow, Peter A. Roshko, Raymond L. Ocampo Jr. and Patti S. Manuel.

                               For all except nominees
         For      Against      written in below:
         / /        / /              / /
                                          --------------------------------
2. To ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for the year ending December 31, 1999.

         For      Against      Abstain
         / /        / /          / /

Check here for address change and note at right        / /

Check here if you plan to attend the annual meeting    / /


----------------------------------------
              Signature(s)

----------------------------------------

Dated:                            , 1999
      ----------------------------

Sign exactly as your name appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or a Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title.

                             YOUR VOTE IS IMPORTANT

       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE